SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            BLUE FISH CLOTHING, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.


                            BLUE FISH CLOTHING, INC.
                               NO. 3 SIXTH STREET
                          FRENCHTOWN, NEW JERSEY 08825
                                 (908) 996-3844

                                 --------------


                                                              June 30, 1997


Dear Fellow Blue Fish Stockholder:

         We cordially invite you to attend the 1997 Annual Meeting of Stockholders of Blue Fish Clothing, Inc. (the "Company") to be held on Thursday, July 31, 1997 at 2:00 p.m. at Tinicum Park, Route 32, River Road, Erwinna, Pennsylvania 18920.

         At the meeting, you are being asked to elect 4 directors to serve until the next Annual Meeting of Stockholders and to approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for the 1997 fiscal year. The Notice of Annual Meeting of Stockholders and Proxy Statement that accompany this letter describe in detail the matters that will be presented at the meeting.

         Your vote is important regardless of the number of shares you own. We urge you to complete, sign, date and return the enclosed proxy card promptly in the prepaid envelope provided, whether or not you plan to attend the meeting in person. This will ensure your proper representation at the meeting. If you decide to attend the meeting in person, your proxy will be returned to you and you may vote your shares in person.

         We plan to have Blue Fish items available for sale before and after the meeting, so we hope you can attend.

         Thank you for giving these materials your careful consideration and we hope to see you on July 31st.

                                           Sincerely,

                                           /s/ Jennifer Barclay
                                           ----------------------------
                                           Jennifer Barclay, Chairman

                                           /s/ Marc K. Wallach
                                           -----------------------------
                                           Marc K. Wallach, President & CEO







                            BLUE FISH CLOTHING, INC.
                               NO. 3 SIXTH STREET
                          FRENCHTOWN, NEW JERSEY 08825
                                 (908) 996-3844

                                 --------------

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                           TO BE HELD ON JULY 31, 1997


         Notice is hereby given that the 1997 Annual Meeting of Stockholders of Blue Fish Clothing, Inc. a Pennsylvania corporation (the "Company"), will be held on Thursday, July 31, 1997 at 2:00 p.m. at Tinicum Park, Route 32, River Road, Erwinna, Pennsylvania 18920 for the following purposes:

         1. To elect four directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         2. To approve the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fical year ending December 31, 1997.

         3. To consider and act upon such other business as may properly come before the meeting.

         Reference is hereby made to the accompanying Proxy Statement for more complete information concerning the matters to be acted upon at the meeting.

         Only stockholders of record of the Company's Common Stock at the close of business on May 30, 1997 will be entitled to vote at the Annual Meeting and any adjournments thereof.

         STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors


                                          /s/ Lana Schempp
                                          -------------------------------------
                                          Lana Schempp, Secretary

June 30, 1997









                            BLUE FISH CLOTHING, INC.
                               NO. 3 SIXTH STREET
                          FRENCHTOWN, NEW JERSEY 08825
                                 (908) 996-3844

                                 --------------


                                 PROXY STATEMENT

                     FOR 1997 ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 31, 1997


         This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Blue Fish Clothing, Inc. ("Blue Fish" or the "Company"), a Pennsylvania corporation, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Company's 1997 Annual Meeting of Stockholders to be held on Thursday, July 31, 1997 at 2:00 p.m. at Tinicum Park, Route 32, River Road, Erwinna, Pennsylvania 18920, and at any adjournments thereof (the "Meeting").

         This Proxy Statement and the enclosed proxy card are first being mailed or otherwise furnished to stockholders of the Company on or about June 30, 1997. The Annual Report to Stockholders on Form 10-KSB, as amended, for the fiscal year ended December 31, 1996 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof.

         Proxies may be solicited by directors, officers and employees of the Company by mail, by telephone, in person or otherwise. No such person will receive additional compensation for such solicitation. In addition, the Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of Common Stock and obtain voting instructions from such beneficial owners. The Company will reimburse those firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions.

         When the proxy card of a stockholder is duly executed and returned, the shares represented thereby will be voted in accordance with the voting instructions given on the proxy by the stockholder. If no such voting instructions are given on a proxy card with respect to one or more proposals, the shares represented by that proxy card will be voted, in the election of directors, for the nominees named herein, and with respect to other proposals, if any, in accordance with the recommendations of the Board. Stockholders may revoke their proxies at any time prior to any vote at the Meeting by written notice to the Secretary of the Company at or before the Meeting, by submission of a duly executed proxy card bearing a later date, or by voting in person by ballot at the Meeting.






                                VOTING SECURITIES

         Holders of Common Stock of record on the books of the Company at the close of business on May 30, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, there were issued and outstanding 4,599,200 shares of Common Stock, each of which entitles the holder to one vote on each matter submitted to a vote of the stockholders, except that pursuant to Pennsylvania law, stockholders may cumulate their votes in the election of directors. The Bylaws of the Company provide that in each election of directors every stockholder entitled to vote shall have the right to multiply the number of votes to which the stockholder is entitled by the total number of directors to be elected in the same election by the holders of the class or classes of shares of which his or her shares are a part. The stockholder may cast the whole number of votes for one candidate, or may distribute them among two or more candidates.

         The proxy card provides space for a stockholder to withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so. The holders of a majority of all shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business. A plurality of the votes cast in person or by proxy is required for election of directors. The affirmative vote of a majority of the votes cast in person or by proxy at the Meeting is required for all other matters. Abstentions and broker non-votes are not counted in determining the number of votes cast in connection with any voting matter.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Bylaws of the Company provide for a Board consisting of such number of directors, not less than four nor more than eight, as may be fixed from time to time by the Board. The Board has fixed the number of directors to constitute the full Board for the ensuing year at four, all of whom are to be elected at the Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified.

         As noted above, stockholders may cumulate their votes for the election of directors. By way of example, if a stockholder owns 100 shares, he or she will be entitled to 400 votes in this election because there are four nominees for election as directors. The stockholder may cast all 400 votes for a single candidate or may distribute them among two or more candidates.

                              NOMINEES FOR DIRECTOR

         Jennifer Barclay, Marc K. Wallach, Ben Cohen and Gary Hirshberg, all of whom are currently serving as directors, have been nominated for election to the Board at the Meeting. Shares represented by proxies will be voted for the election as directors of those nominees unless otherwise specified in the proxy. If any of the nominees for election to the Board should, for any reason not now anticipated, be unavailable to serve as such, proxies will be voted for such other candidate as may be designated by the Board unless the Board reduces the number of directors. The Board has no reason to believe that any of the nominees will be unable to serve if elected.



                                      -2-




     Set forth below is information with respect to each nominee for election to the Board of Directors at the Meeting.

     JENNIFER BARCLAY, age 30, founded Blue Fish in 1985, and has been its President and Chairman of the Board of Directors since the Company's incorporation in March 1987. She also served as the Company's Chief Executive Officer from March 1987 until September 1994, and as its Treasurer from August 1993 through August 1995. In September 1996, Ms. Barclay relinquished the title of President but remains Chairman of the Board.

     MARC WALLACH, age 59, joined the Company as Chief Operating Officer and General Manager in September 1993 and became the Company's Chief Executive Officer in September 1994. Mr. Wallach was appointed as a Director of the Company in June 1995. In September 1996, Mr. Wallach assumed the additional title of President. From 1990-1993, Mr. Wallach was an independent consultant to the apparel industry. In 1987, Mr. Wallach founded U.S. One, a manufacturer and marketer of children's apparel, and served as its President until 1989. For the 15 years preceding 1987, Mr. Wallach served in various executive capacities, including Senior Vice President of the Youthwear Division, for Cluett Peabody, Inc., an apparel conglomerate. Mr. Wallach holds a Bachelor of Science degree in Textile Management from Philadelphia College of Textiles and Science.

     BEN COHEN, age 46, has served as a member of the Board of Directors since June 1995. Mr. Cohen is the Co-Founder and Chairman of the Board of Ben and Jerry's Homemade, Inc., a public company, and served as its Chief Executive Officer until February 1995. He presently serves as a member of the Board of Directors of The Social Venture Network. Mr. Cohen also serves as a member of the Board of Directors of Community Products, Inc., a privately held buttercrunch candy manufacturer, which filed a petition for federal bankruptcy protection in April 1997.

     GARY HIRSHBERG, age 42, has served as a member of the Board of Directors since June 1995. Mr. Hirshberg has been the Chief Executive Officer of Stonyfield Farm, Inc., a privately held yogurt and ice cream company, since September 1983 and its President since June 1989. He is the Chairman of The Social Venture Network and a Trustee of Leadership New Hampshire, Inc. Mr. Hirshberg has extensive experience as an environmental activist, including terms as the founding President of the Cape and Island Self Reliance Corporation, as founding President of the Cape Cod Environmental Alliance and as a Director of the New Hampshire Audubon Society and the Association for the Preservation of Cape Cod. Mr. Hirshberg holds a Bachelor of Arts degree from Hampshire College, an honorary Doctor of Science degree from New Hampshire College and an honorary Doctor of Laws degree from Notre Dame College (Manchester, New Hampshire).

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1996, the Board held six meetings. Each of the directors attended all of the Board meetings and meetings of committees of the Board of which he or she was a member.


                                      -3-





         The Audit Committee, composed of Messrs. Cohen and Hirshberg, is responsible to meet periodically with the Company's independent auditors to review the scope of the annual audit, to discuss the adequacy of internal accounting controls and procedures and to perform general oversight with respect to the accounting principles applied in the financial reporting of the Company. The Audit Committee did not meet during fiscal 1996.

         The Compensation Committee, composed of Messrs. Cohen and Hirshberg, administers the Company's stock option and compensation plans and recommends to the full Board the amount, character and method of payment of compensation of all executive officers and certain other key employees and consultants of the Company. The Compensation Committee did not meet apart from the full Board during fiscal 1996, but took action by written consent in lieu of meeting on one occasion.

         The Executive Committee, composed of Ms. Barclay and Mr. Wallach, is authorized to take any action upon which the Board of Directors is authorized to act, except as reserved by law or the Company's Bylaws. The Executive Committee also administers the Company's 1995 Non-Employee Directors' Stock Option plan. The Executive Committee did not meet apart from the full Board during 1996.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS. A PLURALITY OF THE VOTES CAST IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED TO ELECT EACH NOMINEE AS DIRECTOR.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of June 23, 1997 for (i) each director and executive officer of the Company; (ii) each stockholder known by the Company to own beneficially 5% or more of the outstanding shares of its Common Stock; and (iii) all directors and officers as a group for each class of capital stock of the Company. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.


                DIRECTORS,                     SHARES
            EXECUTIVE OFFICERS              BENEFICIALLY
           AND 5% STOCKHOLDERS:              OWNED (1)              PERCENTAGE OF COMMON SHARES OUTSTANDING (1):
           ----------------------------------------------         ---------------------------------------------

     Jennifer Barclay.................      3,486,000              75.8%
     c/o Blue Fish Clothing, Inc.
         No. 3 Sixth Street
         Frenchtown, NJ  08825

     Marc Wallach.....................        349,600  (2)          7.5%

     Richard Swarttz .................          2,860  (3)          *

     Jolie Cross Doyle................          4,400  (4)          *

     Megan Doyle......................          1,000  (5)          *


                                      -4-







                DIRECTORS,                     SHARES
            EXECUTIVE OFFICERS              BENEFICIALLY
           AND 5% STOCKHOLDERS:              OWNED (1)             PERCENTAGE OF COMMON SHARES OUTSTANDING (1):
           ----------------------------------------------        ---------------------------------------------
     Dianne Ige.......................          2,000  (6)          *

     Ben Cohen .......................          5,200  (7)          *

     Gary Hirshberg ..................          5,200  (7)          *

     All directors and executive .....      3,856,260  (8)          82.7%
       officers as a group (eight persons)

---------------------------------
     *Less than 1%
     (1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
     (2) Consists of 304,000 shares of Common stock owned beneficially by Mr. Wallach and 45,600 shares of Common Stock issuable upon exercise of currently exercisable incentive stock options assuming a five-year vesting schedule but excludes 68,400 shares of Common Stock issuable upon exercise of incentive stock options granted under the Option Plan that are not currently exercisable.
     (3) Consists of 2,860 shares of Common Stock issuable upon exercise of currently exercisable incentive stock options but excludes 11,440 shares of Common Stock issuable upon exercise of incentive stock options granted under the Option Plan that are not currently exercisable.
     (4) Consists of 400 shares of Common stock owned beneficially by Ms. Cross Doyle and 4,000 shares of Common Stock issuable upon exercise of currently exercisable incentive stock options but excludes 6,000 shares of Common Stock issuable upon exercise of incentive stock options granted under the Option Plan that are not currently exercisable.
     (5) Consists of 1,000 shares of Common Stock issuable upon exercise of currently exercisable incentive stock options but excludes 3,000 shares of Common Stock issuable upon exercise of incentive stock options granted under the Option Plan that are not currently exercisable.
     (6) Consists of 2,000 shares of Common Stock issuable upon exercise of currently exerciseable incentive stock options but excludes 8,000 shares of Common Stock issuable upon exercise of incentive stock options granted under the Option Plan that are not currently exercisable.
     (7) Consists of 2,500 shares of Common Stock issuable upon exercise of nonqualified options issued under the Directors' Plan
     (8) Includes an aggregate of 63,860 shares of the Common Stock issuable upon exercise of currently exercisable incentive stock options granted under the Option Plan and Directors' Plan to executive officers and directors, but excludes 88,840 shares of Common Stock issuable upon exercise of incentive stock options granted under the Option Plan that are not yet exercisable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock ("10% Stockholders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership of the Company's Common Stock and other equity securities on Form 3 and reports of changes in such ownership on a Form 4 and Form 5. Executive officers, directors and 10% Stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during, and with respect to, its most recent fiscal year and written representation that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and 10% Stockholders were complied with, except as follows:

     On October 1, 1996, the Company appointed Jolie Cross Doyle Vice President of Sales and Marketing and Megan Doyle Vice President of Production. Both individuals failed to file Form 3s reporting their beneficial ownership of the Company's securities (or lack thereof) within ten days of their appointments. Form 3s for each individual were filed with the Commission on April 17, 1997.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth for the years ended December 31, 1994, 1995, and 1996 the annual compensation, including salary, bonuses and certain other compensation, paid by the Company to its President, Chief Executive Officer, and any executive officers whose annual compensation exceeded $100,000 (the "Named Executive Officers").


-------------------------------- ---------- --------------------------------------- ------------------------------ ------------
                                                                                       LONG TERM COMPENSATION
                                                                                    ------------------- ----------
                                                     ANNUAL COMPENSATION                  AWARDS        PAYOUTS
-------------------------------- ---------- --------------------------------------- ------------------- ---------- ------------
(A)                                 (B)        (C)         (D)           (E)           (F)       (G)       (H)
                                                                        OTHER
                                                                        ANNUAL      RESTRICTED                         ALL
                                                                       COMPEN-        STOCK               LTIP        OTHER
NAME AND                          FISCAL                                SATION      AWARDS(S)  OPTIONS/  PAYOUTS   COMPENSATION
PRINCIPAL POSITION                 YEAR     SALARY ($)   BONUS ($)        ($)           ($)     SARS(#)     ($)          ($)
-------------------------------- ---------- ---------- ------------ --------------- ---------- -------- ---------- ------------

JENNIFER BARCLAY                 12/31/96  $  100,000   $   -0-       $  2,178 (4)   $   ---        ---   $   ---     $   ---
   CHAIRMAN (1)                                                       $  4,905 (5)
                                                                      $  1,985 (6)

                                 12/31/95  $  100,000   $  1,923      $  1,968 (4)   $   ---        ---   $   ---     $   ---
                                                                      $  5,420 (5)
                                                                      $  2,038 (6)

                                 12/31/94  $  108,903   $207,328(3)   $  1,968 (4)   $   ---        ---   $   ---     $   ---
                                                                      $  5,420 (5)

MARC WALLACH                     12/31/96  $  105,000   $   -0-       $  4,581 (4)   $   ---        ---   $   ---     $   ---
   PRESIDENT & CHIEF                                                  $    900 (5)
   EXECUTIVE OFFICER (2)                                              $  2,355 (6)


                                 12/31/95  $  105,000   $ 21,576      $  5,163 (4)   $ 480,320   114,000  $   ---     $   ---
                                                                      $    900 (5)
                                                                      $  2,532 (6)
                                                                      $392,989 (7)

                                 12/31/94  $  101,524   $   -0-       $  5,163 (4)

-------------------------------- ---------- ---------- ------------ --------------- ---------- -------- ---------- ------------

(1) Ms. Barclay served as Chairman and President until September 1996, when she relinquished the title of President.
(2) Mr. Wallach served as Chief Executive Officer until September 1996, when he assumed the additional title of President.
(3)  S Corporation distribution (4) Company contribution for healthcare premiums
(5)  Allowance for automobile lease (6) 401(k) Company match accrued at December
     31
(7)  Deferred grossed up bonus to pay taxes due on the restricted stock grant

         The following table sets forth the aggregated option / SAR exercises and fiscal year end option / SAR values by the Company to each executive officer of the Company who earned $100,000 or more for the year ended December 31, 1996.


------------------------------------------- ---------------------- --------------- ---------------------- ----------------------

                                                                                         Number of
                                                                                        Unexercised             Value of
                                                                                        Securities             Unexercised
                                                   Shares                               Underlying            In-The-Money
                                                  Acquired                             Options/SARs           Options/SARs
                                                     On                                At FY-End (#)          At FY-End ($)
                                                  Exercise             Value           Exercisable/           Exercisable/
Name                                                 (#)              Realized         Unexercisable          Unexercisable
(a)                                                  (b)                (c)                 (d)                    (e)
------------------------------------------- ---------------------- --------------- ---------------------- ----------------------
Marc Wallach                                         -0-             $  -0-            45,600/68,400       $  28,500/ $  42,750
    President & Chief Executive Officer
------------------------------------------- ---------------------- --------------- ---------------------- ----------------------

EMPLOYMENT AND NON-DISCLOSURE AGREEMENTS
     The Company entered into an Employment Agreement with Marc Wallach to serve as the Company's General Manager and Chief Operating Officer, effective January 1, 1994, for a period of three years, subject to termination by the Company for cause or, by either party, at any time upon ninety (90) days prior written notice. On September 7, 1994, Mr. Wallach was appointed Chief Executive Officer. Although Mr. Wallach's Employment Agreement expired on December 31, 1996, he continues to work for the Company on the same terms. The Company's Board of Directors intends to consider an extension of the current Employment Agreement or the execution of a new one at its next meeting. The Employment Agreement, as amended, provides that Mr. Wallach's annual base compensation will be $105,000 effective September 1, 1994, and that he will receive an annual bonus of 3% of the Company's net after-tax profits for each year that the Employment Agreement remains in effect. Mr. Wallach will also receive an additional bonus of 1% of the Company's net after-tax profits for each of the five years commencing January 1, 1994 and ending December 31, 1998 provided that Mr. Wallach remains continuously employed by the Company during this five-year period. This additional bonus will be paid by the Company in five equal annual installments commencing on January 1, 1999. Mr. Wallach is also entitled to participate in the Company's employee benefit plans. Mr. Wallach is also subject to certain non-disclosure covenants and has agreed not to compete with the Company during the term of the Employment Agreement and for two years thereafter. On September 15, 1995, the Company granted to Mr. Wallach 304,000 shares of Common Stock in consideration of services rendered. In connection with this stock grant, Ms. Barclay contributed 304,000 shares of her Common Stock to the capital of the Company and Ms. Barclay, Mr. Wallach and the Company entered into a Restricted Stock Agreement. Pursuant to this Agreement, all of Mr. Wallach's 304,000 shares are subject to purchase by the Company for a total consideration of $1.00 in the event that Mr. Wallach voluntarily terminates his employment or is terminated for cause by the Company prior to September 16, 1997. In 1995, the Company recognized a compensation expense of $873,309, representing the fair market value of the Common Stock plus a bonus to cover income taxes payable in connection with the stock grant. Mr. Wallach also waived his right to receive any portion or all of his undistributed S corporation earnings other than to pay taxes on S corporation earnings.

     The Company has also executed stock option agreements containing non-competition and non-disclosure provisions with each of the Company's officers and key employees who have been granted stock options under the Company's 1995 Stock Option Plan.

401(K) PLAN
     In March 1995, the Company adopted an employee savings and retirement plan (the "401(k) Plan") covering all of the Company's employees who have attained the age of 21 and who normally work 20 hours per week. The 401(k) Plan is intended to be a tax-qualified plan under Section 401(a) of the Internal Revenue Code. The 401(k) Plan enables employees to reduce their taxable compensation by electing to defer current compensation into the 401(k) Plan, up to the statutorily prescribed annual limit ($9,500 in 1996). The trustees of the 401(k) Plan, at the direction of each participant, invest the assets of the 401(k) Plan in the various investment alternatives offered under the 401(k) Plan. The Company may, but is not required to, make matching contributions to the 401(k) Plan based on the amounts participants contribute to the 401(k) Plan, but in no event may the Company's contribution exceed 10% of the participant's gross compensation. The Company presently makes monthly matching contributions of up to 2% of a participant's gross compensation. The 401(k) Plan is administered by Merrill Lynch.

1995 STOCK OPTION PLAN
     The 1995 Stock Option Plan (the "Option Plan") was adopted by the Board of Directors and approved by the stockholders in September 1995. The Option Plan is intended to motivate and reward employees and selected consultants by granting them stock options to acquire shares of Common Stock.

     Grants of stock options under the Option Plan may be made to the Company's employees, officers (including officers who are directors), and consultants. A total of 570,000 shares of Common Stock has been reserved for issuance under the Option Plan. The Option Plan is administered by the Compensation Committee of the Board of Directors.

     Both stock options intended to qualify as incentive stock options under the Code and nonqualified stock options may be granted under the Option Plan. No employee may receive options in any given calendar year to purchase more than 200,000 shares. The exercise price of incentive stock options granted under the Option Plan will be at least equal to the fair market value of the Common Stock of the Company on the date of the grant. The exercise price of nonqualified stock options granted under the Option Plan will be not less than eighty-five percent (85%) of the fair market value of the Common Stock of the Company on the date of the grant. In addition, any option granted under the Option Plan will have an exercise price of one hundred and ten percent (110%) of the fair market value on the date of the grant in the case of any person who owns stock possessing more than 10% of the total combined voting power. Options granted under the Option Plan will vest at such times as are specified by the Compensation Committee. If an individual with outstanding stock options terminates employment on account of death, disability or retirement approved by the Company, all of the individual's stock options will become immediately exercisable. Once exercisable, stock options granted under the Option Plan remain exercisable for nine years from the date of grant, unless the individual terminates his or her relationship with the Company other than described above. However, if an option holder wishes to preserve the status of an option as an incentive stock option, the holder must exercise the option within three months of his or her termination of employment or within one year from a termination of employment on account of disability.

     Prior to October 23, 1995, the Option Plan provided that all outstanding stock options granted under the Option Plan, whether or not vested, would become immediately exercisable upon a "change of control of the Company" (as defined in the Option Plan). In certain circumstances, if an individual who has received an option grant under the Option Plan terminates employment within 18 months of a "change of control of the Company," the Company is required to make a cash payment to the individual in an amount equal to the difference between the fair market value of the shares of Common Stock subject to the option and the option's exercise price, unless the individual elects otherwise. In addition, if the Company is not the surviving corporation in a transaction such as a merger, or sale of substantially all the assets of the corporation, at least 10 days before the effective date of the transaction, each individual who has an outstanding and currently exercisable stock option will be entitled to exercise the option or to receive a cash payment equal to the difference between the fair market value of the shares of Common Stock subject to the option and the option's exercise price if a cash payment of the stock option would not affect the accounting treatment of any such transaction in the judgment of the Compensation Committee. The Option Plan was amended such that the provision relating to individuals who terminate employment within 18 months of a change of control was deleted, and for options granted on or after October 23, 1995, only vested options are subject to immediate exercise or cash payment upon a change of control.

     On September 11, 1995 the Compensation Committee authorized the grant of nine-year incentive stock options with an effective date of September 15, 1995 to purchase an aggregate of 60,000 shares of the Company's Common Stock to its officers and key employees pursuant to the Option Plan. Options to purchase an aggregate of only 55,000 shares were actually granted. Twenty percent were immediately exercisable on September 15, 1995 and an additional 20% will become exercisable on each of the first four anniversaries of the grant date. The Compensation Committee also granted a nine-year incentive stock option under the Option Plan with an effective date of September 15, 1995 to the Company's Chief Executive Officer, Marc Wallach, to purchase 114,000 shares of the Company's Common Stock. Mr. Wallach's option becomes exercisable according to a schedule that provides for the most rapid exercise of the option without disqualifying the option as an incentive stock option under the Code. All of the options were granted with an exercise price of $4.00 per share. On December 15, 1995, the Compensation Committee authorized an additional grant of nine-year incentive stock options to purchase 45,000 shares to its officers and key employees pursuant to the Option Plan under the same conditions as the September 15, 1995 grant, with an exercise price of $5.00 per share. Options to purchase only 40,000 shares were actually granted. During 1996, the Compensation Committee granted a nine-year incentive stock option to purchase 14,300 shares of Common Stock to an officer, with the same vesting schedule as the 1995 grants (other than to Mr. Wallach), and at an exercise price of $7.00 per share. The
Compensation Committee also granted non-qualified five-year stock options to purchase an aggregate of 12,000 shares to three consultants, at an exercise price of $7.25 per share. One-half of the options became exercisable on January 1, 1997 and the balance become exercisable on January 1, 1998. On April 4, 1997, the Compensation Committee granted an incentive option to purchase 10,000 shares of the Company's Common Stock to an officer of the Company with the same vesting schedule as the 1995 grants with an exercise price of $4.75 per share. On May 27, 1997, the Compensation

Committee granted incentive stock options to purchase an aggregate of 20,000 shares of the Company's Common Stock to two managers of the Company with the same vesting schedule as the 1995 grants with an exercise price of $4.50 per share.

     Options to purchase 4,000 shares were exercised by three employees during 1996. The employment of four optionees holding options to purchase an aggregate of 60,000 shares terminated during 1996. Of these options to purchase 60,000 shares, options to purchase 42,000 shares terminated unexercised during 1996 and options to purchase an additional 10,000 shares terminated unexercised on March 2, 1997. Options to purchase the remaining 8,000 shares were exercised.
Accordingly, as of the date of this Report, options to purchase a total of 181,300 shares of Common Stock granted pursuant to the Option Plan remain outstanding.

PERFORMANCE STOCK ESCROW AND LOCK-IN AGREEMENTS
     All executive officers and directors of the Company are subject to a "lock-in" agreement, under which they have agreed not to sell or otherwise transfer any shares of the Company's Common Stock which are held or come to be held by them for less than the Company's $5.00 initial public offering price. In addition, Jennifer Barclay, the founder, Chairman of the Board of the Company, has deposited into escrow 3,495,224 of the 3,486,000 shares of the Company's Common Stock owned by her. Under the terms of the Escrow Agreement, 25% of her shares shall become transferable on the sixth, seventh, eighth and ninth anniversary dates of November 13, 1995. No transfer of those shares may be made until November 13, 2001, except as follows: (A) Ms. Barclay may transfer a number of her shares that, within any three-month period, would equal one percent of the shares of the Company's Common Stock then outstanding; or (B) all of the shares may earlier become transferable upon certification by the Company's Chief Financial Officer that any of the following has been achieved:
(i) for two consecutive fiscal years after November 13, 1995, the Company has minimum annual earnings equal to $0.25 per share; (ii) for five consecutive fiscal years after November 13, 1995, the Company has an average minimum annual earnings of $0.25 per share; (iii) after at least one year from November 13, 1995, the Company's Shares have traded on a United States stock exchange at a price of at least of $8.75 per share (adjusted for stock splits, stock dividends and recapitalizations) for at least 90 consecutive trading days; or (iv) the Company's initial public offering is terminated, and none of the Company's registered Common Stock is sold.

1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
     In September 1995, the Board of Directors adopted and the stockholders approved the Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan provides for an annual nondiscretionary grant of stock options to each director who is not an employee of the Company (collectively, the "Non-Employee Directors"). The annual grant is in lieu of an annual retainer for service as a member of the Board of Directors.

     A total of 75,000 shares of Common Stock has been reserved for issuance under the Directors' Plan. On January 1 of each year, each Non-Employee Director will receive a nondiscretionary grant of options to purchase a total amount of shares of Common Stock equal in value to $7,500, plus an additional $2,500 for each Board of Directors' committee on which the Non-Employee Director serves, based on the fair market value of the Common Stock on the date of grant. The exercise price of options granted under the Directors' Plan will be equal to the fair market value of the Common Stock on the date of grant, except that the exercise price shall be one hundred and ten percent (110%) of the fair market value in the case of any person who owns stock possessing more than 10% of the total combined voting power. Options will remain exercisable for nine years from the date of grant.

     Pursuant to the terms of the Directors' Plan, each of the two Non-Employee Directors received grants of nonqualified stock options to purchase 2,500 shares of Common Stock, at an exercise price of $5.00 per share on January 1, 1996, and 2,700 shares of Common Stock, at an exercise price of $4.63 per share on January 1, 1997. As of the date of this Report, options to purchase a total of 10,400 shares of Common Stock have been granted under the Directors' Plan.

                                   PROPOSAL 2
                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997. Arthur Andersen LLP has served as the Company's independent accountants since 1995. Representatives of Arthur Andersen LLP will be present at the Meeting to respond to questions and will be given the opportunity to make a statement should they desire to do so.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997. A MAJORITY OF THE VOTES CAST IN PERSON OR BY PROXY AT THE MEETING IS REQUIRED FOR SUCH APPROVAL. IF THE APPOINTMENT IS NOT SO APPROVED, THE BOARD WILL SELECT OTHER INDEPENDENT ACCOUNTANTS.


                STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

         In order to be considered for inclusion in the Proxy Statement for the Company's 1998 Annual Meeting of Stockholders, stockholder proposals must be received by the Company no later than February 27, 1998. Proposals should be sent to the attention of the Secretary at the Company's offices at Post Office Box 36, No. 3 Sixth Street, Frenchtown, New Jersey 08825.


                                  OTHER MATTERS

         The Meeting is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the stockholders at the Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters which are not known to the directors at the date of printing hereof and which may properly come before the Meeting. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

                                          By order of the Board of Directors



                                          /s/ Lana Schempp
                                          --------------------------------
                                          Lana Schempp, Secretary
June 30, 1997

--------------------------------------------------------------------------------
                            BLUE FISH CLOTHING, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 31, 1997

Revoking all prior proxies, the undersigned, a stockholder of BLUE FISH CLOTHING, INC. (the "Company"), hereby appoints Jennifer Barclay and Marc K. Wallach, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held at Tinicum Park, Route 32, River Road, Erwinna, Pennsylvania 18920 on July 31, 1997 at 2:00 p.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE
--------------------------------------------------------------------------------









                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                            BLUE FISH CLOTHING, INC.

                                  JULY 31, 1997






                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

    Please mark your
[X] vote as in this
    example.

                      FOR ALL             WITHHOLD
                      NOMINEES          AUTHORITY FOR
                    LISTED BELOW        ALL NOMINEES

1.  Election of        [  ]                [  ]
    Directors

To vote for the election of Jennifer Barclay, Marc K.
Wallach, Ben Cohen and Gary Hirshberg as directors.

FOR, except votes withheld from the following nominee(s):

--------------------------------------------------------

CUMULATIVE VOTES FOR ONE OR MORE NOMINEES AS FOLLOWS (SEE PROXY STATEMENT):

NOMINEES:  Jennifer Barclay
                           ------------
           Marc K. Wallach
                           ------------
           Ben Cohen
                           ------------
           Gary Hirshberg
                           ------------
           (Total must not exceed 4x
           number of shares held)

                                                       FOR   AGAINST   ABSTAIN
2.  Proposal to approve the  appointment of Arthur
    Andersen  LLP  as  the  Company's  independent     [ ]     [ ]       [ ]
    public  accountants for the fiscal year ending
    December 31, 1997.

    IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR PROPOSAL 2 AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.

    PLEASE  CHECK  HERE IF YOU PLAN TO ATTEND  THE  ANNUAL  MEETING OF
    STOCKHOLDERS  ON  THURSDAY,  JULY 31, 1997 AT 2:00 P.M. AT TINICUM   [  ]
    PARK, ROUTE 32, RIVER ROAD, ERWINNA, PENNSYLVANIA 18920.



Signature:_______________________________________  Date:___________

Signature:_______________________________________  Date:___________
          ADDITIONAL SIGNATURE(S) IF HELD JOINTLY


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      If signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate title or capacity in which signed.

--------------------------------------------------------------------------------